EXHIBIT 10.51

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                        THE CHILLICOTHE TELEPHONE COMPANY




                       -----------------------------------

                             SECOND WAIVER AGREEMENT
                           Dated as of August 14, 2002



                                       re



                             NOTE PURCHASE AGREEMENT
                            Dated as of June 1, 1998

                       -----------------------------------





                       Re: $12,000,000 6.62% Senior Notes
                                Due June 1, 2018







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                             SECOND WAIVER AGREEMENT

     THIS SECOND WAIVER AGREEMENT dated as of August ___, 2002 (the or this "Waiver") is between THE CHILLICOTHE TELEPHONE Company, an Ohio corporation (the "Company"), and each of the institutions which is a signatory to this Waiver (collectively, the "Noteholders").


                                    RECITALS:

     A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of June 1, 1998 (the "Note Purchase Agreement"). The Company has heretofore issued the $12,000,000 6.62% Senior Notes due June 1, 2018 (the "Notes") dated June 23, 1998, pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

     B. The Company and the Noteholders have also entered into a Waiver Agreement dated as of August 8, 2002 (the "First Waiver"), pursuant to which the Noteholders waived compliance by the Company with the provisions of Section 5(i) of the Note Purchase Agreement through the Expiration Date (the "First Waiver Expiration Date") set forth therein.

     C. The Company has requested that the Noteholders waive compliance with a certain provision of the Note Purchase Agreement in connection with the Company's issuance of an aggregate of $30,000,000 senior unsecured notes (the "New Note Issuance") pursuant to a Note Purchase Agreement dated as of August 1, 2002, and the Company and the Noteholders now desire to waive said provision of the Note Purchase Agreement as of the date hereof (the "Effective Date") in the respect, but only in the respect, hereinafter set forth.

     D. The Company has also requested that the Noteholders agree to modify the First Waiver Expiration Date, and the Company and the Noteholders now desire to modify said First Waiver Expiration Date in the respect hereinafter set forth.

     E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

     F. All requirements of law have been fully complied with and all other acts and things necessary to make this Waiver a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of the Waiver set forth in SS.2.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. WAIVER AND CONSENT; MODIFICATION OF FIRST WAIVER EXPIRATION DATE

     Section 1.1. Upon and by virtue of this Waiver becoming effective as herein contemplated, the failure of the Company to comply with the provisions of
Section  5(a) of the  Note  Purchase  Agreement  as a  result  of the  New  Note

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Issuance,  which  non-compliance  would otherwise constitute an Event of Default under the Note Purchase Agreement, shall be deemed to have been waived by the Noteholders during the period from and including the Effective Date through and until, but not including, the Expiration Date (as defined below), and the Noteholders consent to the New Note Issuance, but solely to the extent the New
Note Issuance would otherwise have resulted in a violation of Section 5(a) of the Note Purchase Agreement. The term "Expiration Date" shall mean the earlier of (a) September 15, 2002 or (b) the date upon which the Company enters into a Second Amendment to the Note Purchase Agreement pursuant to which Section 5(a) of the Note Purchase Agreement is amended and/or restated such that the Company would not have been in violation thereof as a result of the New Note Issuance.

     The Company understands and agrees that the waiver and consent contained in this SS.1.1 pertains only to the Default and Event of Default herein described and to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Note Purchase Agreement or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

     Section 1.2. The Company and the Noteholders hereby agree that the term "Expiration Date" as set forth in the First Waiver shall be deemed amended and restated to read as follows: "The term "Expiration Date" shall mean the earlier of (a) September 15, 2002 or (b) the date upon which the Company enters into a Second Amendment to the Note Purchase Agreement pursuant to which Section 5(i) of the Note Purchase Agreement is amended and/or restated such that the Company is no longer in violation thereof."

SECTION 2. MISCELLANEOUS.

     Section 2.1. This Waiver shall become effective and binding upon the Company and the Noteholders on the Effective Date upon the Company's and the Noteholders' acceptance in the space below.

     Section 2.2. This Waiver shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Waiver, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

     Section 2.3. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Waiver may refer to the Note Purchase Agreement without making specific reference to this Waiver but nevertheless all such references shall include this Waiver unless the context otherwise requires.

     Section 2.4. The descriptive headings of the various Sections or parts of this Waiver are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 2.5. This Waiver shall be governed by and construed in accordance with Ohio law.




                                       2
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     Section  2.6.  The  execution  hereof by you shall  constitute  a  contract between us for the uses and purposes  hereinabove set forth, and this Waiver may
be  executed  in  any  number  of   counterparts,   each  executed   counterpart
constituting an original, but all together only one agreement.


                                    THE CHILLICOTHE TELEPHONE COMPANY


                                    By /s/ Thomas McKell
                                       -------------------------------------
                                    Its President
                                       -------------------------------------


Accepted and Agreed to:

                                    AMERICAN UNITED LIFE INSURANCE COMPANY



                                    By /s/ Christopher D. Pahlke
                                       -------------------------------------
                                           Christopher D. Pahlke
                                           Vice President



                                    THE STATE LIFE INSURANCE COMPANY
                                    BY, AMERICAN UNITED LIFE INSURANCE COMPANY,
                                        ITS AGENT


                                    By /s/ Christopher D. Pahlke
                                       -------------------------------------
                                           Christopher D. Pahlke
                                           Vice President




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